UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Janus Investment Fund

(Name of Registrant as Specified in Its Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

40 Act Proxy Video – FUND FOCUS

DIRECT RETAIL AUDIENCE

Hi, I’m [NAME], a Portfolio Manager of Janus Henderson’s [NAME OF FUND].

Thank you for allowing me to take a couple minutes of your time to update you on our company and where we need your help, please.

As you may know, Janus Henderson has agreed to become a privately-owned company, which, to be clear, is a change of ownership in the company but not much else.

To allow Janus Henderson to continue as the investment adviser on your funds after the process of going private ends, we fund shareholders (because I am one too) are being asked to approve a new investment advisory agreement. That’s the reason why Alliance Advisors, our selected proxy solicitor, has been in touch by all those mailings, emails, text messages, and phone calls asking you to vote.

We apologize that the contact from them has been so frequent—I’ve gotten lots of contact too—but, we actually have an obligation to ask fund shareholders to vote and return their proxy as soon as possible. Doing so will stop further follow-up communications and allow us to continue serving as your investment adviser.

We want you to know that there will be no change in the way we manage our funds, the fee rate charged, or in how you do business with Janus Henderson as a result of us becoming a privately owned company. Myself and the rest of the investment team who currently manage your investments will continue to do so under the existing investment objectives and policies. Continuing to serve our 75 million investors well is our number one priority.

We’ve created a number of convenient options for fund shareholders to vote ahead of the shareholder meeting—that can be done by phone, by mail, through a text message link, or by using an app that includes all of your accounts in one place. [Personally, I just called the phone number shown on the screen and it took me less than two minutes to vote everything.] Please visit the website for more information. [show those but keep the phone number on].

At Janus Henderson, we pride ourselves on clients coming first—always, and if you have any questions whatsoever, please reach out to us and we’d be more than happy to help.

As always, we thank you very much for the trust and confidence you have placed in Janus Henderson.

***ENDS***

Janus Henderson® and any other trademarks used herein are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc.

Certain statements in this communication not based on historical facts are “forward-looking statements” within the meaning of the federal securities laws. Such forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict and could cause our actual results, performance or achievements to differ materially from those discussed. These include statements as to funds’ future expectations, beliefs, plans, strategies, objectives, events, conditions, financial performance, prospects or future events, including with respect to the timing and anticipated benefits of pending and recently completed transactions and strategic partnerships, and expectations regarding opportunities that align with our strategy. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and similar words and phrases. Forward-looking statements are necessarily based on estimates and assumptions that, while considered reasonable by, as applicable, the funds and their respective management, are inherently uncertain. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the date they are made and are not guarantees of future performance. The funds do not undertake any obligation to publicly update or revise these forward-looking statements.

Various risks, uncertainties, assumptions and factors that could cause the funds’ future results to differ materially from those expressed by the forward-looking statements included in this communication include, but are not limited to, the impact of any alternative proposal, Janus Henderson’s ability to obtain the applicable regulatory, shareholder and other approvals required to consummate the proposed transaction and the timing of the closing of the proposed transaction, that the funds may be adversely affected by other economic, business, and/or competitive factors, volatility or disruption in financial markets and other risks, uncertainties, assumptions, and factors discussed in each funds’ current prospectus.

In connection with the solicitation of proxies from fund shareholders, the funds filed definitive proxy statements with the SEC on March 2, 2026. The funds may also file other documents with the SEC regarding the solicitation of proxies from fund shareholders, including amendments to the proxy statements. This communication is not a substitute for any proxy statement or any other document that may be filed by the funds with the SEC. INVESTORS AND SECURITY HOLDERS OF THE FUNDS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain the proxy statement and other documents that are filed with the SEC by the funds free of charge from the SEC’s website at https://www.sec.gov.

The funds and their manager, trustees and executive officers may be deemed to be participants in the solicitation of proxies from fund shareholders in connection with the proposed transaction. Information about the trustees and executive officers of the funds and their ownership of the funds is contained in each fund’s current statement of additional information. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of the funds, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the funds’ proxy statements. Free copies of the funds’ proxy statements and free copies of the other SEC filings to which reference is made in this paragraph may be obtained from the SEC’s website at https://www.sec.gov

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Registered Holders

Adjourned Meeting Email:

Subject: Action Requested: Submit Your Janus Henderson Mutual Fund Vote

Dear Valued Shareholder,

The Joint Special Meeting of Shareholders for your Janus Henderson Mutual Fund has been adjourned, allowing additional time for shareholders to review the proposals outlined in the Proxy Statement and submit their voting instructions.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees of your fund unanimously recommends a “FOR” vote on the proposal, and your participation in this process is sincerely appreciated.

We appreciate your cooperation and thank you for taking the time to participate in the voting process.

Please vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – Call us toll-free at 1-855-206-2338, Monday–Friday from 9:00 a.m. to 10:00 p.m. ET, or Saturday–Sunday from 10:00 a.m. to 6:00 p.m. ET.

2.	Vote Online – Click the link below and follow the instructions to submit your vote electronically.

CLICK HERE TO VOTE

We encourage you to submit your voting instructions prior to May 29, 2026, to ensure your participation is recorded before the meeting deadline.

-Please Vote Today!

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Email Templates for Beneficial Holders

Adjourned Meeting Email:

Subject: Prompt Attention Requested: Submit Your Janus Henderson Mutual Fund Vote

Dear Valued Shareholder,

The Joint Special Meeting of Shareholders for your Janus Henderson Mutual Fund has been adjourned to May 29, 2026, providing shareholders of record additional time to submit their voting instructions on the proposal outlined in the Proxy Statement.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees of your fund unanimously recommends a “FOR” vote on the proposal, and your participation in this process is sincerely appreciated.

Your account remains unvoted. With the adjourned meeting date approaching, timely submission of your voting instructions is appreciated.

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – Call us toll-free at 1-855-206-2338, Monday–Friday from 9:00 a.m. to 10:00 p.m. ET, or Saturday–Sunday from 10:00 a.m. to 6:00 p.m. ET.

2.	Vote Online – Click the link below and follow the instructions to submit your vote electronically.

CLICK HERE TO VOTE

3.	Vote by app using the Proxy Vote Mobile App

Android Users click below

https://play.google.com/store/apps/details?id=com.broadridge.proxyvoteapp&pcampaignid=web_share

IOS users click below

https://apps.apple.com/us/app/proxyvote-your-voice-matters/id1446591671

We urge you to vote before May 29, 2026 - Please Vote Today!

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates

Adjourned campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The joint Special Meeting of Shareholders has been adjourned to May 29, 2026, to afford Shareholders additional time to vote on the proposal described in the Proxy Statement.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” the proposal. Your participation in this process is important and appreciated, please vote your shares today!

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates

Adjourned campaign with talking point text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, reaching out on behalf of your Janus Henderson mutual fund regarding the adjourned Joint Special Meeting of Shareholders.

According to our most recent records, your voting instructions have not yet been received. The meeting has been adjourned to May 29, 2026, and time is critical. Please vote today using the link below to ensure your shares are represented.

[Individual Link here]

Shareholders are being asked to vote on a proposal related to the continued management of your mutual fund following the proposed transaction involving Janus Henderson.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

After careful consideration, the Board of Trustees unanimously recommends that Shareholders vote “FOR” the proposal.

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Operations – Retail Engagement	2

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

Adjourned campaign text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, reaching out on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The Joint Special Meeting of Shareholders has been adjourned to May 29, 2026, providing shareholders additional time to consider and vote on the proposal outlined in the Proxy Statement.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees unanimously recommends a “FOR” vote on the proposal, and your participation is sincerely valued as part of this process. We invite you to submit your voting instructions at your earliest convenience.

For ease and to avoid any further outreach, you may vote securely using the link below or speak directly with a proxy specialist at 1-855-206-2338.

[Individual Link here]

Thank you for your time and continued engagement.

STOP to END.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Registered Holders

Adjourned campaign with talking point text:

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, reaching out on behalf of your Janus Henderson mutual fund regarding the adjourned Joint Special Meeting of Shareholders.

According to our most recent records, your voting instructions have not yet been received. The meeting has been adjourned to May 29, 2026, and time is critical. Please vote today using the link below to ensure your shares are represented.

[Individual Link here]

Shareholders are being asked to vote on a proposal related to the continued management of your mutual fund following the proposed transaction involving Janus Henderson.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

After careful consideration, the Board of Trustees unanimously recommends that Shareholders vote “FOR” the proposal.

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END

Operations – Retail Engagement	2

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Adjournment Template

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The joint Special Meeting of Shareholders has been adjourned to May 29, 2026, to provide Shareholders additional time to vote on the proposal described in the Proxy Statement.

According to our records, you have not voted. With the adjourned meeting date quickly approaching, your participation is extremely important to ensure your shares are represented at the meeting.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” the proposal, and respectfully requests that you submit your voting instructions as soon as possible.

To avoid additional correspondence or follow-up calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Janus Investment Fund

Joint Special Meeting of Shareholders – Text Template for Registered Holders

Adjourned Template

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees.

The joint Special Meeting of Shareholders has been adjourned to May 29, 2026, to provide Shareholders additional time to vote on the proposal described in the Proxy Statement.

According to our records, you have not voted. With the adjourned meeting date quickly approaching, your participation is extremely important to ensure your shares are represented at the meeting.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees unanimously recommends that all Shareholders vote “FOR” the proposal, and respectfully requests that you submit your voting instructions as soon as possible.

To avoid additional correspondence or follow-up calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Janus Investors Fund

Joint Special Meeting of Shareholders – Text Templates for Beneficial Holders

Memorial Day - Adjournment Template

Dear Valued Shareholder,

This is [agent] with Alliance Advisors, on behalf of your Janus Henderson mutual fund and its Board of Trustees. I apologize for reaching out to you during the holiday weekend. According to our records, you have not voted your shares.

The joint Special Meeting of Shareholders has been adjourned to May 29, 2026, to provide Shareholders additional time to vote on the proposal described in the Proxy Statement.

For more information, you may also view the following video featuring an important message from [First Last Name], [Title] of Janus Henderson Investors: [Insert Video Link here]

The Board of Trustees unanimously recommends that all shareholders vote “FOR” the proposal and respectfully requests that you submit your voting instructions as soon as possible.

To avoid additional correspondence or follow-up calls, please contact us at 1-855-206-2338, or vote using the link below.

[Individual Link here]

Thank you for your attention to this matter.

STOP to END.

Operations – Retail Engagement	1

Joint Special Meeting of Shareholders for Janus Investment Fund Trust

Inbound Number: 1-855-206-2338

Meeting Date: May 18, 2026

Adjourned Meeting: May 29, 2026

Voicemail Scripts

Adjournment voicemail (Memorial Day Weekend):

Hello, this is <Agent’s Name>, calling for Mr./Mrs. <Last Name>, regarding the upcoming joint Special Meeting of Shareholders for your Janus Henderson Mutual Fund, that has been adjourned until May 29, 2026.

We apologize for contacting you during the holiday weekend: however, our records indicate that your shares have not yet been voted, and your prompt attention to this matter is appreciated. Please contact us as soon as possible at 1-855-206-2338, Monday through Friday, between the hours of 9:00 a.m. and 10:00 p.m. and Saturday and Sunday between 10:00am and 6:00pm Eastern Time, so we may assist you with submitting your voting instructions. Thank you and have a good day.

Adjournment voicemail (generic):

Hello, this is <Agent’s Name>, calling for Mr./Mrs. <Last Name>, regarding the upcoming joint Special Meeting of Shareholders for your Janus Henderson Mutual Fund, that has been adjourned until May 29, 2026.

Our records indicate that your shares have not yet been voted, and your prompt attention to this matter is appreciated. Please contact us as soon as possible at 1-855-206-2338, Monday through Friday, between the hours of 9:00 a.m. and 10:00 p.m. and Saturday and Sunday between 10:00am and 6:00pm Eastern Time, so we may assist you with submitting your voting instructions. Thank you and have a good day.

Operations – Retail Engagement	1

Joint Special Meeting of Shareholders for Janus Investment Fund Trust

PL Scripts

Adjournment:

Hello, this message is on behalf of your investment in the Janus Henderson Mutual Fund.

The Joint Special Meeting of Shareholders has been adjourned and is now scheduled to take place on May 29, 2026. At this time, your vote has not yet been received, and your participation is very important.

Shareholders are being asked to approve a new investment advisory agreement and the reelection of the Board of Trustees. The terms of your fund’s new advisory agreement are substantially identical to those of the current advisory agreement, and there is no change in the fee rate payable by your fund to the Adviser.

The Board of Trustees of your mutual fund unanimously recommends that you vote FOR these proposals. To help ensure the meeting can proceed as scheduled, we are currently offering shareholders the convenience of casting their proxy vote by phone.

If you would like to vote your shares now, please press 1 to be connected to a representative who can assist you in recording your vote.

You may also vote at any time before May 29, 2026 by calling us toll-free at 1-855-206-2338. We appreciate your prompt attention to this matter. Thank you and have a good day.

Operations – Retail Engagement	2

Platforms:LinkedIn, Live Social: Your vote matters post

[Insert 40 Act Proxy Video – FUND FOCUS]

[Name], [Title], shares an important update for shareholders and highlights why your vote matters.

As Janus Henderson moves toward closing its take private transaction with Trian and General Catalyst, U.S. mutual fund and ETF shareholders are being asked to vote on a new investment advisory agreement.

Soliciting votes from shareholders is required as part of the ownership shift —not a change in investment teams, processes, or how portfolios are managed.

☑ The Boards of Trustees recommends shareholders vote FOR approval, which will allow Janus Henderson to continue serving as investment adviser to the funds following the transaction’s close.

Clients can vote quickly and easily:

•	By phone (live agent)

– Mutual Funds: +1-855-206-2338

– ETFs: +1-855-206-2309

•	Online

– Mutual Funds: www.votejhi.com/mutualfunds

– ETFs: www.votejhi.com/ETFs

•	By mail using their proxy card

•	By app using the Proxy Vote Mobile App

Android Users click below

https://play.google.com/store/apps/details?id=com.broadridge.proxyvoteapp&pcampaignid=web_share

IOS users click below

https://apps.apple.com/us/app/proxyvote-your-voice-matters/id1446591671

We appreciate your continued trust and partnership. #TogetherWeWin #ClientsComeFirstAlways

Email

Subject Line: A Message From [Name], [Title] to You, Our Valued Client

Preheader: [Name,Title] of Janus Henderson Investors has an important update for you, our valued client.

Copy:

Dear Client,

A brief note from [Name, Title]:

[Insert 40 Act Focus Video]

Make Your Voice Heard:

The Board of Trustees of your mutual fund unanimously recommends that shareholders vote “FOR” all proposals, please review the proxy materials at Janus Investment Fund’s SEC Filings.

1.	Vote with a live Proxy Specialist – Call toll-free at 1-855-206-2338, Monday-Friday from 9:00 A.M. to 10:00 P.M ET, or Saturday-Sunday from 10:00 A.M. to 6:00 P.M. ET.

2.	Vote Online – If you have your 14-digit control number and 8-digit security code, click here to vote online

Questions? Visit the Janus Henderson Proxy Voting Site

Button: View Now